LITMAN GREGORY FUNDS TRUST

Supplement dated December 31, 2014 to

Prospectus of the Litman Gregory Funds Trust

dated April 30, 2014, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters International Fund (Institutional Class – MSILX; Investor Class – MNILX)

Effective January 1, 2015, the following table replaces the table under the “Fees and Expenses of the International Fund” section on page 5 of the prospectus in its entirety:

Shareholder Fees (fees paid directly from your investment)
Institutional Class	Investor Class
None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management Fees	1.07%	1.07%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.30%	1.55%
Fee Waiver and/or Expense Reimbursement(3)	-0.31%	-0.31%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1) (2)(3)	0.99%	1.24%

(1)	Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the International Fund, has contractually agreed, through April 30, 2015, to waive a portion of its advisory fees (the “Advisory Fee Waiver”) so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% on assets over $1 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

(2)	Litman Gregory has also contractually agreed to limit the International Fund’s operating expenses (including management fees payable to Litman Gregory but excluding any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2016 (unless otherwise sooner terminated) to an annual rate of 0.99% for the Institutional Class and 1.24% for the Investor Class (the “Operating Expense Limitation”). This agreement may be renewed after April 30, 2016 for additional periods not exceeding one (1) year and may be terminated by the Board upon sixty (60) days’ written notice to Litman Gregory. Litman Gregory may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Any fee waiver or expense reimbursement made by Litman Gregory pursuant to this agreement is subject to the repayment by the International Fund within three (3) years following the fiscal year in which the fee waiver or expense reimbursement occurred but only if the International Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board.

(3)	The amounts stated under “Fee Waiver and/or Expense Reimbursement” in this table have been restated to reflect current amounts based upon current asset levels, the Advisory Fee Waiver effective May 2013 and the Operating Expense Limitation effective January 2015. This does not correlate to the Ratio of Total Expenses to Average Net Assets provided in the Financial Highlights section of this Prospectus.

Effective January 1, 2015, the following table replaces the table under the “Example” section on page 5 of the prospectus in its entirety:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$101	$381	$683	$1,541
Investor Class	$126	$459	$815	$1,819

Effective January 1, 2015, the following disclosure replaces the fourth paragraph under the “Advisory Fees” section on page 27 of the prospectus in its entirety:

Litman Gregory has also contractually agreed to limit the operating expenses of (i) the International Fund, through April 30, 2016 (unless otherwise sooner terminated), to an annual rate of 0.99% for the Institutional Class and 1.24% for the Investor Class; and (ii) the Alternative Strategies Fund, through April 30, 2015 (unless otherwise sooner terminated), to an annual rate of 1.49% for the Institutional Class and 1.74% for the Investor Class. Such annual rate is expressed as a percentage of the daily net assets of the applicable Fund attributable to the applicable class. Any fee waiver or expense reimbursement made by Litman Gregory to fulfill its contractual obligations as described in the first sentence of this paragraph is subject to the repayment by the International Fund or the Alternative Strategies Fund, as appropriate, within three (3) years following the fiscal year in which the fee waiver or expense reimbursement occurred but only if the International Fund or the Alternative Strategies Fund, as appropriate, is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board. Operating expenses referred to in this paragraph includes management fees payable to Litman Gregory but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.